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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

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                                    FORM 8-K

                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

  Date of report (Date of earliest event reported): November 15, 2007
                              (November 15, 2007)

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                             NATIONAL LAMPOON, INC.
                     (Exact name of registrant as specified in Charter)

       Delaware                  0-15284                95-4053296
    (State or other       (Commission File No.)       (IRS Employee
    jurisdiction of                                Identification No.)
   incorporation or
    organization)

                       8228 Sunset Boulevard, Third Floor
                          Los Angeles, California 90046
                    (Address of Principal Executive Offices)

                                  310-474-5252
                            (Issuer Telephone number)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions (see General Instruction A.2 below).

[_] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[_] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR240.14a-12)

[_] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b)).

[_] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13(e)-4(c)) [GRAPHIC OMITTED]

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Item 2.02   Results of Operations and Financial Condition

            On November 15, 2007 National Lampoon, Inc. issued a press release indicating that we will file our annual report on Form 10-KSB late. The press release included information on our financial results for the fiscal year ended July 31, 2007. A copy of the press release is attached hereto as Exhibit 99.

Item 9.01  Financial Statements and Exhibits

           Exhibit 99   Press Release dated November 15, 2007

SIGNATURES

            Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Current Report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:  November 15, 2007

                              NATIONAL LAMPOON, INC.



                              By:/s/ Daniel S. Laikin
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                                     Daniel S. Laikin, Chief Executive Officer